UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):  November 17, 2015
(Exact name of registrant as specified in its charter)

Delaware	001-35655	27-1454759
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
121 Alhambra Plaza, Suite 1601
Coral Gables, Florida 33134
(Address of principal executive offices)(Zip Code)
Registrant's telephone number, including area code: (305) 670-0200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Capital Bank Financial Corp. (Nasdaq: CBF)’s subsidiary, Capital Bank (the "Bank"), has converted from a national association to a North Carolina state-chartered bank following the filing of an application with the North Carolina Office of the Commissioner of Banks which was subsequently approved.  Capital Bank Financial Corp. will continue to be regulated by the Federal Reserve, and the Bank’s depositors will continue to receive the full protection of the Federal Deposit Insurance Corporation.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANK FINANCIAL CORP. (Registrant)

Date: November 17, 2015	By:	/s/ Christopher G. Marshall
Christopher G. Marshall Chief Financial Officer